                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       August 5, 1998 (January 23, 1998)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
-------------------------------------                        -------------------
(Address of principal executive                              (zip code)
offices)

                                  516/869-9000

                       -----------------------------------
                            Registrant's telelphone,
                               including area code

                                 Not Applicable

--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 2. Acquisition or Disposition of Assets

         As previously reported on Current Report on Form 8-K dated June 24, 1998, on June 19, 1998, Kimco Realty Corporation (the "Company") and The Price REIT, Inc. ("Price REIT") consummated a merger (the "Merger") whereby the Company acquired control of Price REIT pursuant to an Agreement and Plan of Merger, dated as of January 13, 1998, as amended as of March 5, 1998 and May 14, 1998 (the "Merger Agreement"), among the Company, REIT Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), and Price REIT. Pursuant to the Merger, Price REIT was merged with and into Merger Sub, whereupon the separate existence of Price REIT ceased.

Item 5. Other Events

         Shopping Center Acquisitions -

         As previously reported on Current Report on Form 8-K dated May 22, 1998, during May 1998, certain subsidiaries of the Company acquired, in separate transactions, Lafayette Marketplace in Lafayette, Indiana and Bayshore Gardens Shopping Center in Bradenton, Florida for an aggregate purchase price of $33.3 million, which included the issuance of partnership units valued at approximately $5.0 million in connection with the Bayshore Gardens acquisition (the "May 1998 Shopping Center Acquisitions"). During July 1998, the Company acquired 3 neighborhood and community shopping center properties comprising approximately 384,000 square feet of gross leasable area ("GLA") in 3 states (the "July 1998 Acquisitions" and collectively, with the May 1998 Shopping Center Acquisitions, "the Certain Acquired Properties"). The July 1998 Acquisitions, acquired in separate transactions, for an aggregate purchase price of approximately $35.3 million, include: (i) Shoppes at Rivergate in Goodlettsville, Tennessee, (ii) Center of the Hills in Austin, Texas and (iii) Juan Tabo Plaza in Albuquerque, New Mexico.

More specific information with respect to each of the Certain Acquired Properties is as follows:

         Lafayette Marketplace, located on State Road 38 in Lafayette, Indiana, is anchored by Michaels and contains approximately 214,000 square feet of GLA. Bayshore Gardens Shopping Center, located on Flamingo Boulevard in Bradenton, Florida, is anchored by Publix and TJ Maxx, and contains approximately 163,000 square feet of GLA.

         Shoppes at Rivergate, located on Gallatin Park in Goodlettsville, Tennessee, is anchored by Uptons Department Store and Stein Mart and contains approximately 171,000 square feet of GLA. Center of the Hills, located on Route 71 West in Austin, Texas, is anchored by H.E.B. Grocery and Future Firm and contains approximately 153,000 square feet of GLA. Juan Tabo Plaza, located on Montgomery Boulevard in Albuquerque, New Mexico, is anchored by Walgreens and Page One Cellular and contains approximately 60,000 square feet of GLA.

         Management believes that the current annualized net cash flow generated by the July 1998 Acquisitions provides a weighted average annualized yield of approximately 10.1% on the Company's investment in such properties.

         Although none of the above Certain Acquired Properties individually represent a "significant acquisition" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, this report has been filed for the purpose of providing certain historical financial information for the Certain Acquired Properties and pro forma financial information for (i) the July 1998 Acquisitions, (ii) all previously reported 1998 acquisitions, which include the purchase of 15 shopping centers acquired during 1998 which were previously reported on Current Report on Form 8-K dated May 22, 1998 and the purchase of 30 fee and leasehold positions acquired by the Company from the Metropolitan Life Insurance Company ("the "Met Life Acquisition") on July 1, 1998 as previously reported on Current Report on Form 8-K dated July 9, 1998, (collectively, the "1998 Previously Reported Acquisitions") and (iii) the effects of the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The financial statements and pro forma financial information filed herewith is as follows:


                                                                                        Page

         Report of Independent Accountants..................................................6
         Combined Historical Summary of Revenues and Certain Operating Expenses
         of Certain Acquired Properties for the Year Ended December 31, 1997 and
         the Three Months Ended March 31, 1998..............................................7

         Notes to Combined Historical Summary of Revenues and Certain
         Operating Expenses of Certain Acquired Properties..................................8

         Estimates of Net Income and Funds from Operations of Certain
         Acquired Properties................................................................9
         Notes to Estimates of Net Income and Funds from Operations of
         Certain Acquired Properties....................................................... 10

         Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998...............13
         Pro Forma Condensed Consolidated Statements of Income for the Year
         Ended December 31, 1997 and the Three Months Ended March 31, 1998.................14
         Notes to Pro Forma Condensed Consolidated Financial Statements....................16

         (c)      Exhibits:

                  * 23.1 Consent of PricewaterhouseCoopers LLP

         ----------------
         *Filed herewith.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                   COMBINED HISTORICAL SUMMARY OF REVENUES AND
                           CERTAIN OPERATING EXPENSES
                                     FOR THE
                          YEAR ENDED DECEMBER 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Kimco Realty Corporation:

In our opinion, the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties, as defined in the accompanying Note 1, presents fairly in all material respects, the revenues and certain operating expenses of certain acquired properties for the year ended December 31, 1997 in accordance with generally accepted accounting principles. This combined historical summary is the responsibility of the management of Kimco Realty Corporation; our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete representation of the revenues and expenses of the Certain Acquired Properties.

                                                     PricewaterhouseCoopers LLP

New York, New York
July 24, 1998

                                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                                          CERTAIN ACQUIRED PROPERTIES

                                    COMBINED HISTORICAL SUMMARY OF REVENUES
                                         AND CERTAIN OPERATING EXPENSES


                                                                  Three Months
                                                   Year Ended    Ended March 31,
                                                  December 31,        1998
                                                      1997         (Unaudited)
                                                  ------------   ---------------
Revenues:
Base rentals                                       $7,295,886         $1,798,178
Operating reimbursements and other income           1,118,339            331,684
                                                   ----------         ----------
                                                    8,414,225          2,129,862
                                                   ----------         ----------
Certain operating expenses:
Real estate taxes                                     837,169            209,292
Repairs and maintenance                               477,675            129,806
Other operating expenses                              283,769             59,560
                                                   ----------         ----------
                                                    1,598,613            398,658
                                                   ----------         ----------
Excess of revenues over certain
operating expenses                                 $6,815,612         $1,731,204
                                                   ==========         ==========

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                           CERTAIN ACQUIRED PROPERTIES

                NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUES
                         AND CERTAIN OPERATING EXPENSES

1.    Certain Acquired Properties

The Combined Historical Summary of Revenues and Certain Operating Expenses for the year ended December 31, 1997 relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries.

Property Name                                 Location
-------------                                 --------
Lafayette Marketplace                         Lafayette, Indiana
Bayshore Gardens Shopping Center              Bradenton, Florida
Shoppes at Rivergate                          Goodlettsville, Tennessee
Center of the Hills                           Austin, Texas
Juan Tabo Plaza                               Albuquerque, New Mexico

2.    Basis of Presentation

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses of the Certain Acquired Properties include operating and maintenance costs, real estate taxes, and insurance expense. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded as such costs are dependent upon a particular owner, purchase price or other financial arrangements.

3.    Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

1998                               $7,053,000
1999                               $6,823,000
2000                               $6,455,000
2001                               $5,903,000
2002                               $5,394,000
Thereafter                        $23,143,000

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                           ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS
                                       OF
                           CERTAIN ACQUIRED PROPERTIES
                                   (Unaudited)

The following represents an estimate of the net income and funds from operations expected to be generated from the operation of the Certain Acquired Properties based upon the Combined Historical Summary of Revenues and Certain Operating Expenses of Certain Acquired Properties for the year ended December 31, 1997. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
         Excess of revenues over certain operating expenses    $  6,815,612
          Less: Estimated depreciation (Note 1)                  (1,408,615)
                                                               =============
                        Estimated net income                   $  5,406,997
                                                               =============

Estimated Funds from Operations
        Estimated net income                                   $  5,406,997
        Add: Estimated depreciation (Note 1)                      1,408,615
                                                               -------------
                 Estimated funds from operations               $  6,815,612
                                                               =============

                    KIMCO REALTY COPRORATION AND SUBSIDIARIES

                      NOTES TO ESTIMATES OF NET INCOME AND
                              FUNDS FROM OPERATIONS

                                       OF

                           CERTAIN ACQUIRED PROPERTIES

1.    Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase prices of the Certain Acquired Properties to land (20%) and building (80%) and assuming a 39 year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

2.    Acquisition Considerations

In assessing the properties acquired, the Company's management considered the existing tenancies, which are the primary revenue source, the occupancy rates, which averaged 96.5% on the dates of acquisition, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated.

Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Historical Summary of Revenues and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Properties to be misleading.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                              STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to (i) the purchase of four shopping center properties acquired by the Company during April and May 1998 which were previously reported on Form 8-K dated May 22, 1998 (the "Second Quarter 1998 Acquisitions") and the Met Life Acquisition on July 1, 1998 which was previously reported on Form 8-K dated July 9, 1998 (collectively, the "Second Quarter 1998 and Met Life Acquisitions"), (ii) the purchase of three shopping centers acquired by the Company in July 1998 (the "July 1998 Acquisitions"), (iii) the issuance of partnership units valued at approximately $5.0 million in connection with one of the Second Quarter 1998 Acquisitions, (iv) the borrowing of $67.5 million under the Company's unsecured revolving credit facility, and (v) the issuance of an aggregate $100.0 million and $30.0 million of unsecured medium-term notes bearing interest at 6.73% and 6.93%, respectively, as if these properties had been acquired, the partnership units and medium-term notes issued and the borrowings completed as of March 31, 1998.

Additionally, the accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to the Merger with Price REIT as if the Merger had occurred on March 31, 1998 and had been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

The Company, in four transactions during April 1998, issued an aggregate 2,259,020 shares of the Company's common stock for net proceeds of approximately $77.6 million. These transactions have also been reflected in the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 reflect the historical results of the Company adjusted to give effect to (i) the 1998 Previously Reported Acquisitions and (ii) the July 1998 Acquisitions as if these transactions had been completed as of January 1, 1997 and (iii) the Merger as if it had occured as of January 1, 1997 and accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the 1998 Previously Reported Acquisitions, the July 1998 Acquisitions and the Merger had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's and Price REIT's audited financial statements as of December 31, 1997 and for the year then ended (which are included in each of the Companys' Annual Report on Form 10-K for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of March 31, 1998 and for the three months then ended (which are included in each of the Companys' Quarterly Report on Form 10-Q for the period ended March 31, 1998) and the accompanying notes thereto.

                     KIMCO REALTY CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      MARCH 31, 1998

                                      ---------------
                                       (Unaudited)


                                                                                                          Pro Forma Adjustments
                                                                                          -------------------------------------
                                                                                          Second Quarter 1998
                                                                                            and Met Life
                                                                            Kimco           Acquisitions          July 1998
                                                                         Historical       (previously reported)  Acquisitions
                                                                     -------------------- --------------------- ---------------
Assets:
  Real estate, net of accumulated depreciation                           $ 1,311,322,749      $ 215,485,000       $ 35,325,000
  Investment in retail store leases                                           15,539,477                  -                  -
  Cash and cash equivalents                                                   34,377,395         34,551,891         (5,325,000)
  Accounts and notes receivable                                               18,304,186                  -                  -
  Other assets                                                                91,573,797                  -                  -
                                                                     -------------------- ------------------  -----------------
                                                                         $ 1,471,117,604      $ 250,036,891       $ 30,000,000
                                                                     ==================== ==================  =================

Liabilities:
  Notes payable                                                            $ 510,250,000        167,500,000       $ 30,000,000
  Mortgages payable                                                          141,192,853                  -                  -
  Other liabilities, including minority interests
     in partnerships                                                          74,341,707          4,973,196                  -
                                                                     -------------------- ------------------  -----------------
                                                                             725,784,560        172,473,196         30,000,000

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares and 3,470,000 shares on a proforma basis
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                      300,000                  -                  -
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                      200,000                  -                  -
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                      400,000                  -                  -
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares
      Issued and outstanding 429,159 shares                                            -                  -                  -
      Aggregate liquidation preference $107,289,750
  Class E Floating Rate Cumulative Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                                 -                -                    -
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 40,419,440 and 54,600,452 shares
      on a pro forma basis, respectively                                         404,194             22,590                  -
  Paid-in capital                                                            858,197,672         77,541,105                  -
  Cumulative distributions in excess of net income                          (114,168,822)                 -                  -
                                                                     -------------------- ------------------  -----------------
                                                                             745,333,044         77,563,695                  -

                                                                     -------------------- ------------------  -----------------
                                                                         $ 1,471,117,604      $ 250,036,891       $ 30,000,000
                                                                     ==================== ==================  =================


                                                                                                      Pro Forma Adjustments
                                                                                      --------------------------------------

                                                                                          Second Quarter
                                                                          Price REIT         Price REIT            Merger
                                                                          Historical        Acquisitions         Adjustments
                                                                     ------------------ ------------------  ------------------

Assets:
  Real estate, net of accumulated depreciation                           $ 617,657,000       $ 42,605,000       $ 263,690,422
  Investment in retail store leases                                                  -                  -                   -
  Cash and cash equivalents                                                  4,112,000         (4,000,000)        (15,800,000)
  Accounts and notes receivable                                             16,397,000                  -                   -
  Other assets                                                              33,156,000                  -          (1,653,701)
                                                                     ------------------ ------------------  ------------------
                                                                         $ 671,322,000       $ 38,605,000       $ 246,236,721
                                                                     ================== ==================  ==================

Liabilities:
  Notes payable                                                          $ 293,000,000      $ (48,073,000)                $ -
  Mortgages payable                                                         37,381,000         22,978,000                   -
  Other liabilities, including minority interests
     in partnerships                                                        15,772,000                  -          2,746,299
                                                                     ------------------ ------------------  ------------------
                                                                           346,153,000        (25,095,000)          2,746,299
                                                                     ------------------ ------------------  ------------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                          -                  -                   -
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                          -                  -                   -
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                          -                  -                   -
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares
      Issued and outstanding 429,159 shares                                          -                  -             429,159
      Aggregate liquidation preference $107,289,750
  Class E Floating Rate Cumulative Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                               -             65,000                   -
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 40,419,440 and 54,600,452 shares
      on a pro forma basis, respectively                                       117,000                  -               2,220
  Paid-in capital                                                          356,026,000         63,635,000         212,085,043
  Cumulative distributions in excess of net income                         (30,974,000)                 -          30,974,000
                                                                    ------------------ ------------------  ------------------
                                                                          325,169,000         63,700,000         243,490,422

                                                                    ------------------ ------------------  ------------------
                                                                        $ 671,322,000       $ 38,605,000       $ 246,236,721
                                                                    ================== ==================  ==================


                                                                         Pro Forma
                                                                   -------------------

Assets:
  Real estate, net of accumulated depreciation                        $ 2,486,085,171
  Investment in retail store leases                                        15,539,477
  Cash and cash equivalents                                                47,916,286
  Accounts and notes receivable                                            34,701,186
  Other assets                                                            123,076,096
                                                                    -------------------
                                                                      $ 2,707,318,216
                                                                    ===================

Liabilities:
  Notes payable                                                          $ 952,677,000
  Mortgages payable                                                        201,551,853
  Other liabilities, including minority interests
     in partnerships                                                        97,833,202
                                                                    -------------------
                                                                         1,252,062,055

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized 5,000,000 shares
  Class A Preferred Stock, $1.00 par value, authorized 345,000 shares
      Issued and outstanding 300,000 shares                                    300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value, authorized 230,000 shares
      Issued and outstanding 200,000 shares                                    200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value, authorized 460,000 shares
      Issued and outstanding 400,000 shares                                    400,000
      Aggregate liquidation preference $100,000,000
  Class D Convertible Preferred Stock, $1.00 par value, authorized
      700,000 shares
      Issued and outstanding 429,159 shares                                    429,159
      Aggregate liquidation preference $107,289,750
  Class E Floating Rate Cumulative Preferred Stock, $1.00 par value,
      Authorized, issued and outstanding 65,000 shares                          65,000
      Aggregate liquidation preference $65,000,000
  Common stock, $.01 par value, authorized 100,000,000 shares
      Issued and outstanding 40,419,440 and 54,600,452 shares
      on a pro forma basis, respectively                                        546,004
  Paid-in capital                                                         1,567,484,820
  Cumulative distributions in excess of net income                         (114,168,822)
                                                                    -------------------
                                                                          1,455,256,161

                                                                    -------------------
                                                                        $ 2,707,318,216
                                                                    ===================


          The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                        -------------------------------
                                  (Unaudited)


                                                                                   Pro Forma Adjustments
                                                                           ------------------------------------
                                                                           1998 Previously
                                                             Kimco            Reported           July 1998          Price REIT
                                                          Historical        Acquisitions       Acquisitions         Historical
                                                       ------------------  ---------------   ------------------   ----------------

Revenues from rental property                              $ 198,929,403     $ 36,235,732          $ 4,592,794       $ 69,335,000
                                                       ------------------  ---------------   ------------------   ----------------

Rental property expenses:
Rent                                                           4,873,200                -                    -                  -
Real estate taxes                                             26,345,685        2,069,241              431,726          7,671,000
Interest                                                      31,744,762       14,086,408            2,079,000         15,667,000
Operating and maintenance                                     22,194,628        2,163,488              390,120          5,890,000
Depreciation and amortization                                 30,052,714        6,379,239              724,615         15,752,000
                                                       ------------------  ---------------   ------------------   ----------------
                                                             115,210,989       24,698,376            3,625,461         44,980,000
                                                       ------------------  ---------------   ------------------   ----------------
     Income from rental property                              83,718,414       11,537,356              967,333         24,355,000
Income from investment in retail store leases                  3,571,946                -                    -                  -
                                                       ------------------  ---------------   ------------------   ----------------
                                                              87,290,360       11,537,356              967,333         24,355,000

Management fee income                                          3,276,152                -                    -            299,000
General and administrative expenses                          (11,651,341)               -                    -         (4,191,000)
Other income (expenses), net                                   6,677,279         (777,856)            (265,000)         3,004,000
                                                       ------------------  ---------------   ------------------   ----------------

     Income before gain on sale of shopping center            85,592,450       10,759,500              702,333         23,467,000

Gain on sale of shopping center property                         243,995                -                    -          2,787,000
                                                       ------------------  ---------------   ------------------   ----------------

    Net income                                               $85,836,445      $10,759,500             $702,333        $26,254,000
                                                       ==================  ===============   ==================   ================

    Net income applicable to common shares                   $67,398,745      $10,759,500             $702,333        $26,254,000
                                                       ===================  ===============  ==================   ================


    Net income per common share
          Basic                                                    $1.80
                                                                    ======
          Diluted                                                  $1.78
                                                                    ======


                                                                         Pro Forma Adjustments
                                                        -------------------------------------------------------
                                                               1998
                                                            Price REIT          Merger
                                                           Acquisitions       Adjustments         Pro Forma
                                                         -----------------  ----------------   ----------------
Revenues from rental property                               $ 8,452,000               $ -      $ 317,544,929
                                                       -----------------  ----------------   ----------------

Rental property expenses:
Rent                                                                  -                 -          4,873,200
Real estate taxes                                               812,000                 -         37,329,652
Interest                                                         90,000                 -         63,667,170
Operating and maintenance                                       778,000                 -         31,416,236
Depreciation and amortization                                 1,522,154         1,475,000         55,905,722
                                                       -----------------  ----------------   ----------------
                                                              3,202,154         1,475,000        193,191,980
                                                       -----------------  ----------------   ----------------
     Income from rental property                              5,249,846        (1,475,000)       124,352,949
Income from investment in retail store leases                         -                 -          3,571,946
                                                       -----------------  ----------------   ----------------
                                                              5,249,846        (1,475,000)       127,924,895

Management fee income                                                 -                 -          3,575,152
General and administrative expenses                                   -         1,500,000        (14,342,341)
Other income (expenses), net                                   (381,000)                           8,257,423
                                                       -----------------  ----------------   ----------------

     Income before gain on sale of shopping center            4,868,846            25,000        125,415,129

Gain on sale of shopping center property                              -                 -          3,030,995
                                                       -----------------  ----------------   ----------------

    Net income                                               $4,868,846           $25,000       $128,446,124
                                                       =================  ================   ================

    Net income applicable to common shares                   $4,868,846      ($13,013,731)       $96,969,693
                                                       =================  ================   ================


    Net income per common share
          Basic                                                                                        $1.97
                                                                                                        =====
          Diluted                                                                                      $1.95
                                                                                                        =====

            The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                        -------------------------------
                                  (Unaudited)


                                                                                   Pro Forma Adjustments
                                                       ----------------------------------------------------------------------------
                                                                           1998 Previously
                                                             Kimco            Reported           July 1998          Price REIT
                                                          Historical        Acquisitions       Acquisitions         Historical
                                                       ------------------  ---------------   ------------------   ----------------


Revenues from rental property                               $ 63,111,632      $ 7,947,839          $ 1,174,504       $ 23,237,000
                                                       ------------------  ---------------   ------------------   ----------------

Rental property expenses:
Rent                                                           2,752,135                -                    -                  -
Real estate taxes                                              8,876,999          265,551              107,932          2,355,000
Interest                                                      11,039,207        3,083,816              519,750          5,646,000
Operating and maintenance                                      6,936,109          529,202               96,535          2,400,000
Depreciation and amortization                                  8,899,764        1,409,994              181,154          4,961,000
                                                       ------------------  ---------------   ------------------   ----------------
                                                              38,504,214        5,288,563              905,371         15,362,000
                                                       ------------------  ---------------   ------------------   ----------------
     Income from rental property                              24,607,418        2,659,276              269,133          7,875,000
Income from investment in retail store leases                    916,171                -                    -                  -
                                                       ------------------  ---------------   ------------------   ----------------
                                                              25,523,589        2,659,276              269,133          7,875,000

Management fee income                                            801,708                -                    -             68,000
General and administrative expenses                           (3,180,653)               -                    -         (1,314,000)
Other income (expenses), net                                   1,437,863         (228,464)             (66,250)                 -
                                                       ------------------  ---------------   ------------------   ----------------

     Income before gain on sale of shopping center            24,582,507        2,430,812              202,883          6,629,000

Gain on sale of shopping center property                         901,249                -                    -                  -
                                                       ------------------  ---------------   ------------------   ----------------

    Net income                                               $25,483,756      $ 2,430,812             $202,883         $6,629,000
                                                       ==================  ===============   ==================   ================

    Net income applicable to common shares                   $20,874,331      $ 2,430,812             $202,883        $ 6,629,000
                                                       ==================  ===============   ==================   ================


    Net income per common share
           Basic                                                      $0.52
                                                                      ======
           Diluted                                                    $0.51
                                                                      ======


                                                                          Pro Forma Adjustments
                                                       -------------------------------------------------------
                                                             1998
                                                           Price REIT          Merger
                                                          Acquisitions       Adjustments         Pro Forma
                                                       -----------------  ----------------   -----------------

Revenues from rental property                                  2,038,000              $ -         $ 97,508,975
                                                       ------------------ ----------------   -----------------

Rental property expenses:
Rent                                                                   -                -            2,752,135
Real estate taxes                                                216,998                -           11,822,480
Interest                                                        (477,551)               -           19,811,222
Operating and maintenance                                        142,002                -           10,103,848
Depreciation and amortization                                    380,538         (655,000)          15,177,450
                                                       -----------------  ----------------   -----------------
                                                                 261,987         (655,000)          59,667,135
                                                       -----------------  ----------------   -----------------
     Income from rental property                               1,776,013          655,000           37,841,840
Income from investment in retail store leases                          -                -              916,171
                                                       -----------------  ----------------   -----------------
                                                               1,776,013          655,000           38,758,011

Management fee income                                                  -                -              869,708
General and administrative expenses                                    -          375,000           (4,119,653)
Other income (expenses), net                                     (60,000)               -            1,083,149
                                                       -----------------  ----------------   -----------------

     Income before gain on sale of shopping center             1,716,013        1,030,000           36,591,215

Gain on sale of shopping center property                               -                -              901,249
                                                       -----------------  ----------------   -----------------

    Net income                                                $1,716,013       $1,030,000          $37,492,464
                                                       =================  ================   =================

    Net income applicable to common shares                   $ 1,716,013     $ (2,229,683)         $29,623,356
                                                       =================  ================   =================


    Net income per common share
           Basic                                                                                         $0.57
                                                                                                         =====
           Diluted                                                                                       $0.56
                                                                                                         =====


          The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                    KIMCO REALTY CORPORATION AND SUBSIDIARIES

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.    Basis of Presentation

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to (i) the purchase of four shopping center properties acquired by the Company during April and May 1998 which were previously reported on Form 8-K dated May 22, 1998 (the "Second Quarter 1998 Acquisitions") and the Met Life Acquisition on July 1, 1998 which was previously reported on Form 8-K dated July 9, 1998 (collectively, the "Second Quarter 1998 and Met Life Acquisitions"), (ii) the purchase of three shopping centers acquired by the Company in July 1998 (the "July 1998 Acquisitions"), (iii) the issuance of partnership units valued at approximately $5.0 million in connection with one of the Second Quarter 1998 Acquisitions, (iv) the borrowing of $67.5 million under the Company's unsecured revolving credit facility, and (v) the issuance of an aggregate $100.0 million and $30.0 million of unsecured medium-term notes bearing interest at 6.73% and 6.93%, respectively, as if these properties had been acquired, the partnership units and medium-term notes issued and the borrowings completed as of March 31, 1998.

Additionally, the accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to the Merger with Price REIT as if the Merger had occurred on March 31, 1998 and had been accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

The Company, in four transactions during April 1998, issued an aggregate 2,259,020 shares of the Company's common stock for net proceeds of approximately $77.6 million. These transactions have also been reflected in the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 reflect the historical results of the Company adjusted to give effect to (i) the 1998 Previously Reported Acquisitions and (ii) the July 1998 Acquisitions as if these transactions had been completed as of January 1, 1997 and (iii) the Merger as if it had occured as of January 1, 1997 and accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

2.    Pro Forma Adjustments

(i) With respect to the 1998 Previously Reported Acquisitions:

     A. The adjustment to interest expense relates to (i) the assumption of mortgage debt encumbering four of the properties acquired (ii) the issuance of the $100.0 million medium-term notes and the additional borrowings under the Company's unsecured revolving credit facility.

     B. The adjustments to other income (expenses), net relates to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 and (ii) the preferred return applicable to the partnership unitholders in connection with one of the acquisitions.

     C. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively for the fee simple properties and to building (100%) for the properties subject to ground leases.

(ii) With respect to the July 1998 Acquisitions:

     A. The adjustment to cash relates to proceeds from the issuance of $30.0 million medium-term notes offset by the cash used to acquire these properties.

     B. The adjustment to interest expense relates to the issuance of the medium-term notes.

     C. The adjustments to other income (expenses), net relate to the elimination of interest earned on funds assumed to have been expended as of January 1, 1997.

     D. The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively.

(iii) With respect to the 1998 Second Quarter Price REIT Acquisitions (as presented on the Pro Forma Condensed Consolidated Balance Sheet) and the 1998 Price REIT Acquisitions (as presented on the Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998):

      The adjustments represent the acquisition by Price REIT of 3 shopping centers with respect to the 1998 Second Quarter Price REIT Acquisitions and 6 shopping centers with respect to the 1998 Price REIT Acquisitions which were acquired during 1998 prior to the Merger, on a pro forma basis as though the acquisitions has occurred at March 31, 1998 with respect to the 1998 Second Quarter Price REIT Acquisitions and as of January 1, 1997 with respect to the 1998 Price REIT Acquisitions.

 (iv) With respect to the Price REIT Merger:

      A. The adjustment to Real estate, net of accumulated depreciation, reflects the increase in book value of Price REIT's real estate assets based upon (i) an exchange ratio of one share of Price REIT common stock for one share of Kimco Common Stock (assumed value of $38.59 per share of Kimco Common Stock) and 0.36 Kimco Class D Depositary shares ("Kimco Class D Depositary Shares") (assumed value of $25.00 per depositary share), each representing a one-tenth fractional interest in a new issue of Kimco 7.5% Class D Cumulative Convertible Preferred Stock ("Kimco Class D Preferred Stock") and (ii) an exchange ratio of one share of Price REIT Class A Floating Rate Cumulative Preferred Stock for one share of Kimco Class E Floating Rate Cumulative Preferred Stock (assumed value $1,000 per share) as follows:

      Issuance of:

                                                                                        000's
                                                                                      --------
            i.  11,921,992 shares of Kimco Common Stock (assumed
                value of  $38.59 per share) based on an exchange
                ratio of one for one,                                                  $460,069
            ii. 429,159 shares of Kimco Class D Preferred Stock
                (represented by 4,291,590 Kimco Class D Depositary Shares) based on an exchange ratio of 0.036 shares of Kimco
                Class D Preferred Stock (represented by .36 Kimco Class D
                depositary Shares) for one share of Price Reit common stock
                in exchange for 11,921,992 shares of Price REIT common stock and       107,290

           iii. 65,000 shares of Kimco Class E Floating Rate Cumulative
                Preferred Stock (represented by 650,000 Kimco Class E Depositary
                Shares) based on an exchange ratio of one for one for 65,000 shares of Price REIT Class A Floating Rate Cumulative Preferred
                Stock                                                                   65,000
            iv. Assumption of Price REIT liabilities                                     4,400
             v. Merger costs                                                            15,800
                                                                                      --------
                 Total purchase price to be allocated                                  652,559
                        Less: book basis of Price REIT's net assets
                              acquired (after Second Quarter Price REIT
                              Acquisitions pro forma adjustments)                     388,869
                                                                                      --------
                 Pro Forma adjustment to real estate                                  $263,690
                                                                                      --------
                                                                                      --------

     B. The adjustment to cash and cash equivalents reflects the estimated fees and other expenses relating to the Merger, including, but not limited to, investment banking fees, legal and accounting fees, printing, filing and other related costs.

     C. During April 1996, the Company and Price REIT formed a partnership to purchase a property in Phoenix, AZ. The Company has consolidated this partnership for financial reporting purposes and Price REIT has recorded their interest using the equity method. The adjustments to Investments and advances in real estate joint ventures and Minority interests in partnerships, included in Other assets and Other liabilities, respectively, reflect the elimination of the partnership accounting for this partnership as a result of the Merger.

     D. The adjustments to stockholders' equity reflect the issuance of (i) 11,921,992 shares of Kimco Common Stock, par value $.01 per share (ii) 429,159 shares of Kimco Class D Preferred Stock (represented by 4,291,590 Kimco Class D Depositary Shares) based on the exchange ratio of one share of Price REIT Common Stock for one share of Kimco Common Stock and 0.036 shares of Kimco Class D Preferred Stock (represented by
         0.36 Kimco Class D Depositary Shares), and (iii) an exchange of 65,000 shares of Price REIT Class A Floating Rate Cumulative Preferred Stock for 65,000 shares of a new issue of Kimco Class E Floating Rate Cumulative Preferred Stock, par value $1.00 (represented by 650,000 Class E Depositary Shares) as follows:

                                                                       Cumulative
                                                                      Distributions
                                    Common     Preferred    Paid in   in Excess of
                                    Stock        Stock      Capital    Net Income
                                   (000's)      (000's)     (000's)      (000's)
                                 --------------------------------------------------

Issuance of Kimco Common Stock   $     119    $       -    $ 459,950    $       -
Issuance of Kimco Class D
  Preferred Stock                                   429      106,861
Issuance of Kimco Class E
  Floating Rate Cumulative
  Preferred Stock                                    65       64,935

Price REIT's historical
Stockholders' equity                  (117)         (65)    (419,661)      30,974
                                 ------------------------------------------------
Stockholders' equity Pro Forma
adjustments                      $       2    $     429    $ 212,085    $  30,974
                                 ================================================


     E. The adjustment to depreciation and amortization results from the net increase in real estate owned as a result of recording Price REIT's real estate assets at fair value versus historical cost. Depreciation is computed on the straight-line method based upon an estimated useful life of 39 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

         Pro forma adjustments to depreciation of real estate for the year ended December 31, 1997 and the three months ended March 31, 1998 are as follows:

                                                               Year Ended       Three Months Ended
                                                            December 31, 1997     March 31, 1998
                                                                 (000's)             (000's)
                                                            --------------------------------------
Depreciation expense based upon an estimated useful life
  of 39 years                                                    $ 18,337         $  4,584
Less: Price REIT depreciation of real estate owned based
  upon an estimated useful life of 15 to 25 years                 (16,862)          (5,239)
                                                                 --------         --------
Depreciation and amortization Pro Forma adjustment               $  1,475            ($655)
                                                                 --------         --------

     F. The adjustment to general and administrative expenses reflects the net estimated reduction of those costs which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                               Year Ended      Three Months Ended
                                                           December 31, 1997     March 31, 1998
                                                                (000's)              (000's)
                                                           -----------------   ------------------
Net reduction in salary and benefit costs                        $  700           $  175
Net reduction in duplication of public company expenses             600              150
Net reduction in directors and officers' insurance and
  directors fees                                                    200               50
                                                                 ------          -------
General and administrative Pro Forma adjustment                  $1,500           $  375
                                                                 ------           ------


     G. During April 1996, the Company and Price REIT formed a partnership to purchase a property in Phoenix, AZ. The Company has consolidated this partnership for financial reporting purposes and Price REIT has recorded their interest using the equity method. The adjustments of $15,248 and $168,000 to Equity in income of real estate joint ventures, net and Minority interest in partnerships both included in Other income (expenses), net reflect the elimination of the partnership accounting for this partnership as a result of the Merger, for the three months ended March 31, 1998 and the year ended December 31, 1997, respectively.

     H.  Weighted average number of shares outstanding-

         The pro forma weighted average number of common shares outstanding for the year ended December 31, 1997 and the three months ended March 31, 1998 are computed as follows:

                                                                             Year Ended        Three Months Ended
                                                                          December 31, 1997      March 31, 1998
                                                                               (000's)               (000's)
                                                                          -----------------    ------------------
         Kimco's historical weighted average number of shares
           outstanding                                                            37,388                40,409
         Issuance of Kimco common stock at an exchange ratio of one for all Price REIT common stock outstanding in connection
           with the Merger                                                        11,746                11,746
         Add: Conversion of Price REIT stock options to Kimco common
           stock in connection with the Merger                                       176                   176
                                                                                  ------                ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Basic)                                                    49,310                52,331
         Effect of Dilutive Securities- Stock Options                                462                   509
                                                                                  ------                ------
         Pro Forma weighted average number of Kimco common shares
           outstanding (Diluted)                                                  49,772                52,840
                                                                                  ------                ------

         The effect of the conversion of the Class D Convertible Preferred Stock would have an anti-dilutive effect.
         Accordingly, the impact of such conversion has not been included in the determination of diluted earnings per share.


                                   SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kimco Realty Corporation
                                           ------------------------
                                                  Registrant

Date:    August 5, 1998

                                       By: /s/ Michael V. Pappagallo
                                           -------------------------
                                           Michael V. Pappagallo
                                           Chief Financial Officer